Exhibit 10.11

ENTERPRISE KDB+ SOFTWARE OEM LICENSE AGREEMENT

This Kdb+ Software Enterprise OEM License Agreement (“OEM Agreement”) is entered into by and between Kx Systems, Inc., 555 Bryant Street #375, Palo Alto, California 94301 (“Kx”) and Appian Corporation, 1875 Explorer Street, 4th Floor, Reston, Virginia 20190 (“Appian”).

Effective Date: June 15, 2016

Kx Contract No. RCF13037

Licensed Software: Kdb Software and Kdb+ Software

[***] Fees:

Appian will pay Kx the following [***]:

[***] Fees
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

BY SIGNING BELOW, KX AND APPIAN AGREE THAT THIS OEM AGREEMENT, INCLUDING THESE INFORMATION PAGES AND THE ACCOMPANYING GENERAL TERMS, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PROPOSALS, PRIOR AGREEMENTS AND OTHER COMMUNICATIONS BETWEEN THE PARTIES, ORAL AND WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS OEM AGREEMENT MAY ONLY BE AMENDED OR MODIFIED IN A WRITTEN DOCUMENT SIGNED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

Kx Systems, Inc.	Appian Corporation

By: /s/ Robert C. Fourr	By: /s/ Matt Calkins

Name: Robert C. Fourr	Name: Matt Calkins

Title: General Counsel	Title: CEO

Date: June 13, 2016	Date: June 16, 2016

- 1 -.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

GENERAL TERMS

1.	SCOPE OF OEM AGREEMENT

Kx and Appian previously entered into the Kdb Software OEM Enterprise License Agreement effective January 1, 2002 (“Original Agreement”), which sets forth the terms on which Appian may use the Kdb Software and Kx programming languages to develop and distribute applications that integrate Kx’s Kdb Software. Thereafter, Kx and Appian entered into the following four amendments to the Original Agreement (jointly, “Amendments Nos. 1-4”):

(a)    Amendment No. 1 to Appian Corporation’s Kdb Software OEM Enterprise License Agreement, effective September 2, 2005 (“Amendment No. 1”).

(b)    Amendment No. 2 to Appian Corporation’s Kdb Software OEM Enterprise License Agreement, effective January 1, 2006 (“Amendment No. 2”)

(c)    Amendment No. 2 to Appian Corporation’s K Software Enterprise License Agreement and Amendment No. 3 to Appian Corporation’s Kdb Software OEM Enterprise License Agreement, effective March 11, 2007(“Amendment No. 3”).

(d)    Amendment No. 4- [***] Revision-to Appian Corporation’s Kdb Software OEM Enterprise License Agreement, effective April 25, 2008 (“Amendment No. 4”).

This OEM Agreement replaces and supersedes the Kdb Agreement and Amendments Nos. 1-4, and sets forth the terms on which Kx will license and provide maintenance for the Licensed Software to Appian for purposes of Appian developing and distributing applications that integrate Kx’s Licensed Software.

2.	DEFINITIONS

The terms defined in this Section 2 and any other capitalized terms defined in other sections of this OEM Agreement shall have the meanings stated.

2.1    “OEM Agreement” means this OEM Customer License Agreement.

2.2    “Appian Application” means an application software program developed by Appian into which the Licensed Software is embedded.

2.3    “Appian Computer” means a stand-alone or server computer under the exclusive control of Appian.

2.4    “Application Hosting Service” is the service provided where Appian makes the Appian Application available to a Customer via a Web client or other remote means thereby enabling the Customer to use the functionality of the Appian Application.

2.5    “Contractor” means an independent contractor to Appian that has entered into a written agreement with Appian that obligates the Contractor to the nondisclosure terms of this OEM Agreement.

2.6    “Core” means a core instruction processing circuit integrated onto a Processor. A Processor may contain multiple Cores.

2.7    “Customer” means a customer to which Appian distributes, or for which Appian hosts, an Appian Application pursuant to the terms and conditions of a license agreement between such customer and Appian that is consistent with Appian’s obligations under the terms of this OEM Agreement.

2.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

2.8    “Customer Computer” means a stand-alone or server computer under the exclusive control of a Customer.

2.9    “Distributor” means a third party duly authorized by Appian (either directly or through a third party so authorized by Appian) to distribute Appian Applications pursuant to written agreements with Appian that complies with the requirements of this Agreement

2.10    “Documentation” means the electronic files located at [***].

2.11    “Employee” means any regular employee of Appian who has entered into a written employment or other agreement with Appian that obligates the employee to the nondisclosure terms of this OEM Agreement or the equivalent thereof.

2.12    “Error” means a material failure of the Licensed Software to conform to the Documentation, which failure is demonstrable on a Appian Computer or Customer Computer and causes the Licensed Software to be inoperable or to operate improperly. Failures resulting from the following are not Errors: (a) Appian’s negligence or improper use of the Licensed Software, or (b) Appian’s use of the Licensed Software in combination with any third party software not identified as compatible by Kx.

2.13    “Error Correction” means either a modification or addition that, when made or added to the Licensed Software, brings the Licensed Software into material conformity with its functional specifications, or a procedure or routine that, when observed in the regular operation of the Licensed Software, avoids the practical adverse effect of such nonconformity.

2.14    “Kdb Software” means Kx’s proprietary 32 bit relational database management software and Kx’s proprietary programming language “K.”

2.15    “Kdb+ Software” means Kx’s proprietary 64 bit relational database management software and Kx’s proprietary programming languages “Q” and “K.”

2.16    “Key File” means the file that enables the Licensed Software+ Software to run on computers with the machine names and network addresses encrypted into the Key File. The Key File limits the Licensed Software to running on a specific number of Cores and on specified Appian Computers or Customer Computers. A Production Key File also enables the Licensed software to be updated during the time period for which Appian has paid the annual Maintenance Services fee.

2.17    “Licensed Cores” means the Cores as defined above) on which the Appian and its Customers are permitted to run the Licensed Software.

2.18    “Licensed Software” means the Kdb Software, Kdb+ Software and Key Files. The Licensed Software includes all Updates of the Licensed Software provided by Kx to Appian pursuant to this OEM Agreement. The Licensed Software does not include New Products.

3.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

2.19    “Major Error” means any Error that (a) causes the Licensed Software to halt or causes another program required for operation to halt, (b) causes or is likely to cause data to be lost or destroyed, or (c) prevents the Licensed Software from being installed or executed on the properly configured environment or consistently prevents Appian from accessing the Licensed Software.

2.20    “Minor Error” means any Error that does not rise to the level of a Major Error.

2.21    “New Product” means a Kx software product that either (a) provides significantly different functionality from the Licensed Software, or (b) is of significantly different design than the Licensed Software even if the New Product includes some of the functionality of the Licensed Software.

2.22    “Processor” means a physically discrete integrated circuit chip having one or more Cores contained on it.

2.23    “Signed Appian Application” means a Appian Application that is “signed” to match the signature in the Key File. “Signed” means that the Appian Application file includes an encrypted text string matching the string contained in the Key File.

2.24    “Update” means a modified version of the Licensed Software which incorporates Error Corrections, new features and other improvements in performance or functionality from the previous version.

3.	DELIVERY AND INSTALLATION OF LICENSED SOFTWARE AND KEY FILES

3.1    Delivery of Licensed Software. Appian will download the Licensed Software from [***].

3.2    Key Files. Each copy of the Licensed Software requires a “Key File” in order to run. Key Files are delivered to Appian as set forth in section 3.3 below. Each Key File delivered to Appian enables the Licensed software to run for a specified period and allows Updates to the Licensed Software to be installed for a specified period. Each Key File restricts the Licensed Software to running (1) on the number of Licensed Cores allowed under the terms of this OEM Agreement; (2) for a specified duration; (3) on the computer with the machine name or network address specified in the Key File; and (4) with a Signed Appian Application. Production Key Files allow Appian to install Updates of the Licensed Software for the one year period covered by annual Maintenance Services fee that has been paid for each copy of the Licensed software being used by Appian or a Customer.

3.3    Key File Delivery and Policies

(a)    Delivery of Key Files. Kx will deliver Key Files to Appian via email. Except as otherwise mutually agreed to between Kx and Appian, the parties will continue the current system of Kx and Appian [***].

(b)    Requirements for Receiving Key Files. Appian may only receive Key Files for copies of the Licensed software that Appian is licensed to distribute pursuant to the terms of this OEM Agreement. Appian may only receive Key Files that enable Appian to install Updates to the Licensed Software if Appian has paid Kx the annual Maintenance Services fee covering the period for which Updating is enabled. Appian will at such times as requested by Kx send a letter to Kx certifying that Appian’s receipt of Key Files is in compliance with the terms of this OEM Agreement.

4.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

3.4    Key File Types and Duration. Key files are denominated by type, depending upon their purpose and duration.

(a)    A “Trial Key File” allows the Licensed Software to operate on a specific operating system for a period of [***]. Appian will have access to an unrestricted number of “Trial Key Files.” A Trial Key File is restricted as to machine name, network address and number of Cores on which the Licensed Software will run. The Trial Key Files are for use by Appian to demonstrate the Licensed Software to potential customers. Trial Key Files may not be used for production.

(b)    An “Interim Key File” allows Appian or its Customer to run the Licensed Software for [***] on Customer Computers having the machine name, network address and number of Cores specified in the Interim Key File. Interim Key Files are intended for production use of the Licensed Software until Appian receives payment from its Customer.

(c)     A “Production Key File” allows Appian or its Customer to run the Licensed Software indefinitely. However, Production Key Files must also be replaced annually in order for the Licensed Software to be able to continue to install Updates.

3.5    Updates. Upon Kx’s commercial release of an Update to the Licensed Software, Kx will make the Update available to Appian from [***] to install on copies of the Licensed Software where Appian has paid the annual Maintenance Services fee for the year in which the Update is commercially released.

4.	LICENSED SOFTWARE LICENSE GRANTS

4.1    Appian Application Development License. Kx hereby grants Appian a non-exclusive, non-transferable license, without right of sublicense, to copy and install the Licensed Software onto the hard disk or other permanent storage media of Appian Computers and Customer Computers for purposes of Appian Employees and Contractors developing and testing Appian Applications. Appian may make and maintain copies of the Licensed Software for backup purposes. The foregoing license grant is subject to the terms and conditions set forth in section 4.4 below.

4.2    Appian Application Distribution License. Kx hereby grants Appian a non-exclusive, non-transferable license to distribute copies of the Licensed Software as embedded in Appian Applications to Customers, directly and Indirectly through Distributors, and to grant Customers the right to install and execute the Licensed Software as embedded in the Appian Applications on Customer Computers in conjunction with the Appian Applications subject to the terms and conditions set forth in section 4.5 below. Appian Applications may be accessed and used by employees and contractors of the Appian Customer to which Appian (or a Distributor) licensed the Appian Applications and by other third parties authorized by Appian (or a Distributor) and the Appian Customer to use and access the Appian Application.

5.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

4.3    Appian Application Hosting License. Kx hereby grants Appian a non-exclusive, non-transferable license, without right of sublicense, to copy and install the Licensed Software onto the hard disk or other permanent storage media of Appian Computers or the computers of a third party hosting service for purposes of Appian providing Application Hosting Services to Customers. The Appian Applications must be installed and run on Appian Computers; the Appian Application may not be installed on a Customer or other third party computer. The foregoing license grant is subject to the terms and conditions set forth in section 4.5 below.

4.4    [***] Hosting License. Kx hereby grants Appian [***]. The foregoing license grant is subject to the terms and conditions set forth in section 4.5 below.

4.5    Development, Distribution and Hosting Licenses Restrictions. The following restrictions apply to the licenses granted under sections 4.1, 4.2, 4.3 and 4.4 above:

(a)    Significant Added Functionality. All Appian Applications must have been developed by Appian or its Contractors. Appian Applications must have significant added functionality and custom features developed by Appian beyond those available in the Licensed Software as delivered to Appian. The Appian Application must be designed such that Customer users of the Appian Application may modify input parameters, but the Appian Application may not allow Customer users to directly or indirectly modify the Licensed Software q code or otherwise create new functionality in the Appian Application. In addition, Appian may not accept code from the Customer for inclusion in the Appian Application or otherwise customize the Appian Application for a specific Customer.

(b)    Licensed Software Access Restrictions. Data may be fed into the Licensed Software from any source, but only the Appian Application may extract data from the Licensed Software. In addition, the Customer may not have the ability to write raw q code (i.e. the q console may not be exposed to the Customer). The customer may not load unsigned code from the file system and may not pass manually constructed raw code via IPC to the Licensed Software.

(c)    Key File Time Periods. Subject to the terms of Section 3.4 above, Appian may request and receive Trial, Interim and Production Key Files that allow the Licensed Software to run for a period of [***]. Key Files for [***] do not allow Updates to be installed. Production Key Files only allow Updates to be installed during the one year period for which Appian or Customer has paid the annual Maintenance Services fee.

(d)    Installation and Transfer of Licensed Software. Appian may install additional copies of the License Softw`are on Appian Computers and Customer Computers using new Key Files. Appian may move the Licensed Software from one Appian or Customer Computer to another Appian or Customer Computer, and vice versa, by generating a new Key File and destroying the old Key File.

(e)    Modifications to Licensed Software. Neither Appian nor its Customers shall attempt to reverse engineer, decompile or otherwise prepare any derivative works of the Licensed Software. Appian acknowledges that the Licensed Software is proprietary and contains confidential and valuable trade secrets of Kx, which Appian agrees to safeguard as provided for under section 11, Confidential Information, below.

6.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

(f)    Customer Sublicense Agreement. Each distribution of a Appian Application shall be subject to an agreement between Appian and Customer which provides, at a minimum, that the Customer shall not (a) attempt to reverse engineer, disassemble, decompile or otherwise attempt to derive source code from the Appian Application or the Licensed Software embedded therein, or (b) modify, adapt, translate, or create derivative works based on the Appian Application or Licensed Software embedded therein.

(g)    Distributor Sublicense Agreement. All distribution of Appian Applications through Distributors shall be pursuant to a written and executed agreement between Appian and the Distributor (or, in the case of a sub-Distributor, with the original Distributor) which (i) grants the Distributor no greater rights and imposes on the Distributor no lesser obligations than those granted to and imposed on Appian under this OEM Agreement; (ii) prohibits the Distributor from reverse engineering, disassembling, decompiling or otherwise attempting to derive any source code from the Appian Application (and, by implication, the Licensed Software embedded therein); and (iii) provides that the Distributor shall only distribute Appian Applications pursuant to written and executed licenses that themselves comply with the terms of this subparagraph and are consistent with the terms required of Appian Customers under this OEM Agreement.

(h)    Appian Indemnity. Appian shall be solely responsible for, and Kx shall have no obligation to honor, any warranties that Appian provides to Customers with respect to the Appian Applications. Appian shall defend any claim against Kx arising in connection with Customers’ use of a Appian Applications, and Appian shall pay any settlements or damages awarded against Kx resulting from such a claim, provided that Kx supplies Appian with timely notice of any such claim against Kx.

(i)    Enforcement of Customer Sublicense. Appian agrees to use diligent efforts to enforce any violation or breach of the license agreement between Appian and Customers where such violations or breaches in any way relate to the Licensed Software, and to inform Kx promptly of any known violation or breach.

4.6    Merger into, or Acquisition of or by, a Third Party; Reorganization. In the event Appian is merged into, acquires or is acquired by a third party, or if Appian reorganizes, the resulting entity (a) may only use the Licensed Software within the division or business entity that was formerly Appian Corporation and its foreign subsidiaries, and (b) may only develop and distribute Appian Applications having the same primary functionality and Customer uses as the Appian Applications in use at the time of such event.

5.	SOFTWARE OWNERSHIP RIGHTS

5.1    Licensed Software Ownership. Appian acknowledges and agrees that Kx owns all right, title and interest in the Licensed Software and in all of Kx’s patents, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the design, manufacture and operation of the Licensed Software. The use by Appian of such proprietary rights is authorized only for the purposes herein set forth and upon termination of this OEM Agreement for any reason, such authorization will cease except as otherwise provided herein.

5.2    Appian Application Ownership. Kx acknowledges and agrees that Appian owns all right, title and interest in the Appian Applications and in all of Appian’s patents, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the design, manufacture and operation of the Appian Applications.

7.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

6.	LICENSED SOFTWARE MAINTENANCE

6.1    “Maintenance Services” are the services described in this section 6. Kx will continue to provide Maintenance Services for the Kdb Software through December 31, 2020. Kx will provide Maintenance Services for the Kdb+ Software subject to section 6.7 below. Kx will provide Maintenance Services to Appian, but not to Appian Customers. Maintenance Services for the Kdb+ Software are provided for the most recent Update for so long as it is the most recent Update and then for one year after release of the next Update.

6.2    Generally Released Error Corrections and Updates. If Kx generally makes available any Error Corrections or Updates to the Licensed Software while Appian is receiving Maintenance Services, Kx will notify Appian of such Error Corrections and Updates by posting a message on the k4 listbox and will make the Error Corrections or Updates available to Appian without charge by download from the Kx Website.

6.3    Errors in Licensed Software

(a)    Major Errors. Kx shall, within [***] of the receipt of notice from Appian of a Major Error, initiate work to verify such Major Error. If Kx can reproduce the Major Error, then it will use diligent efforts to provide an Error Correction for such Major Error within the following [***] period, including any necessary modification to the Licensed Software. In the event that Kx is unable to correct any Major Error within such [***], Appian shall have the right to request written assurances from Kx that it is using diligent efforts to correct the Major Error and is likely to do so within a commercially reasonable time.

(b)    Minor Errors. Kx shall, within [***] of the receipt of notice from Appian of a Minor Error, initiate work to verify such Minor Error. If Kx can reproduce the Minor Error and the Minor Error noticeably degrades operation of the Licensed Software, then Kx will provide an Error Correction for such Minor Error within [***] of receipt of notice of the Minor Error and, if commercially reasonable, install such corrections into the Licensed Software. If Kx cannot reproduce the reported Minor Error, Kx shall discuss further analysis of the Minor Error with Appian. If Kx can reproduce the Minor Error, but the Minor Error does not noticeably degrade operation of the Licensed Software, then Kx will initiate work to provide Error Correction for such Minor Error in the next Update or release of the Licensed Software.

6.4    Email Assistance. Kx will make a member of its technical staff available by email weekdays, excluding holidays, between 8:00 a.m. and 5:00 p.m., U.S. East Coast (EST/EDT) time, to Appian’s designated Technical Contact. Appian may designate [***] technical contacts. Kx will consider requests by Appian that additional persons be designated a Technical Contacts. Error reports should be sent to [***].

6.5    Appian Responsibilities

(a)    Notification. Appian agrees to notify Kx in writing promptly following the discovery of any Error.

8.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

(b)    Information. Upon discovery of an Error, Appian agrees, if requested by Kx, to submit to Kx a listing of output and any other data that Kx may require in order to reproduce the Error and the operating conditions under which the Error occurred. Such listings and data shall be deemed as Appian’s Confidential Information. When any Error arises with respect to the Licensed Software which may be caused by a third party’s equipment, software, modifications, improvements or service, Appian will first follow a reasonable screening procedure specified by Kx to identify the source of the Error. Such screening procedure may involve identifying any software that transmits data into or receives data from the Licensed Software. If after the screening procedure has been completed, Appian is still not able to determine the source of such Error, Kx will cooperate with Appian and/or a third party in determining the source of the Error until it is reasonably determined whether such Error is caused by Appian’s or a third party’s equipment, software, modifications, improvements or service.

(c)    Implementation of Error Corrections and Updates. Appian also agrees to implement within a reasonable time all Error Corrections and Updates provided by Kx under this OEM Agreement, provided that such Error Corrections and Updates do not materially adversely affect the version of the Licensed Software used by Appian for run-time operations.

6.6    Exclusions from Maintenance Services. Maintenance Services do not cover maintenance for any failure or defect in the Licensed Software caused by any of the following: (a) improper use, alteration, or damage of the Licensed Software by Appian or third persons, (b) application software other than the Licensed Software, or (c) interfacing between the Licensed Software and software not approved by Kx. Maintenance Services do not cover maintenance for any trial or downloaded version of Licensed Software or Licensed Software or any other version other than the version(s) delivered under this OEM Agreement.

6.7    Term and Termination of Maintenance Services. Kx may terminate Maintenance Services for the then current version and all prior versions of the Licensed Software at the later of (a) December 31, 2025, or (b) at such time as Kx generally stops supporting the Licensed Software for all of its customers.

7.	FEES

7.1    [***] Fees. Appian agrees to pay Kx [***].

7.2    Maintenance Services Fees. Appian agrees to pay Kx an annual Maintenance Services fee of $[***]. The annual Maintenance Services fee for each year is due on [***] of that year or within [***] after Appian receives Kx’s invoice, whichever is later. Maintenance Services fees paid under the Original Agreement will be credited towards fees due under this agreement

7.3    Maintenance Fee Increases. Commencing with Maintenance Services fee due in [***] and [***], Kx may, at its discretion, increase the Maintenance Services fee by up to [***] over the then current Maintenance Services fee payable by Appian for each existing and additional Licensed Core purchased by Appian.

7.4    Payment of Fees. The license and Maintenance Services fees are due and payable within [***] after Appian receives Kx’s invoice. Maintenance Service fees are billed

9.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

separately from license fees and cannot be applied as a pre-payment of license fees. In no case will Kx make partial refunds of annual Maintenance Services fees, even if an Appian Customer stops paying Appian for support or maintenance during the one year Maintenance Services fee term for which Appian has paid Kx the annual Maintenance Services fee.

7.5    Resale Certificate. Appian agrees to provide Kx with a valid Resale Certificate for the Appian Applications. If the resale certificate is not accepted by the applicable taxing authority or if Kx is otherwise obligated to pay any sales tax based on Appian’s distribution of Appian Applications, Appian agrees to pay Kx all sales tax, interest and penalties that Kx is assessed by the taxing authority for the relevant transactions.

8.	LIMITED WARRANTY

8.1    Licensed Software Warranty. Kx warrants to Appian only, and not to Appian Customers or any other third party, that the Licensed Software will perform in substantial 4’accordance with the Documentation for a period of [***] from the Effective Date (“Warranty Period”). Kx does not warrant and hereby disclaims any implied warranty that the operation of the Licensed Software will be error free or uninterrupted.

8.2    Repair or Refund. If during the Warranty Period the Licensed Software does not perform as warranted in section 8.1 above, Kx shall undertake to correct Licensed Software, or if correction of the Licensed Software is not reasonably possible, Kx may terminate this OEM Agreement and refund to Appian the license fee paid hereunder. The foregoing are Appian’s sole and exclusive remedies for breach of warranty. The warranties set forth above are made to and for the benefit of Appian only and not any third party. The foregoing warranties will apply only if (i) the Licensed Software has been properly installed and used at all times and in accordance with the instructions for use, and (ii) no modification, alteration or addition has been made to the Licensed Software by persons other than Kx or Kx’s authorized representative.

8.3    No Maintenance Services Warranty. Kx will provide the Maintenance Services described herein in a professional and workmanlike manner, but Kx cannot guarantee that every error in the Licensed Software, or problem raised by Appian will be resolved. Kx Systems makes, and Appian receives, no warranties of any kind, express, implied or statutory, arising in any way out of or related to the Maintenance Services provided under this OEM Agreement.

8.4    Power and Authority. Each party represents and warrants that (i) it has the full right, power and authority to enter into this OEM Agreement and to discharge its obligations hereunder, and (ii) it has not entered into any agreement inconsistent with this OEM Agreement or otherwise granted any third party any rights inconsistent with the rights granted to the other party under this OEM Agreement.

8.5    Limited Warranty. OTHER THAN THE WARRANTIES EXPRESSLY STATED ABOVE, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES RELATING TO THE LICENSED SOFTWARE, THE DOCUMENTATION OR THE MAINTENANCE SERVICES COVERED BY THIS OEM AGREEMENT, AND KX EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. KX DOES NOT WARRANT AND HEREBY DISCLAIMS ANY IMPLIED WARRANTY THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR FREE OR UNINTERRUPTED.

10.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

8.6    Allocation of Risk. The provisions of this Section 8 allocate risks under this OEM Agreement between Appian and Kx. Kx’s pricing reflects this allocation of risks and limitation of liability.

8.7    No Expansion of Warranty. No employee, agent, representative or affiliate of Kx has authority to bind Kx to any oral representations or warranty concerning the Licensed Software. Any written representation or warranty not expressly contained in this OEM Agreement is not enforceable.

9.	INDEMNIFICATION

9.1    By Kx. Kx shall defend, or at its option settle, at its own expense, any claim, suit or proceeding brought against Appian on the issue of infringement of any United States patent, copyright, trade secrets, or trademark by the Licensed Software, subject to the limitations hereinafter set forth. Kx shall have sole control of any such action or settlement negotiations, and Kx agrees to pay, subject to the limitations hereinafter set forth, any settlement fees or final judgment and attorney’s fees entered against Appian on such issue in any such suit or proceeding. Appian agrees to notify Kx promptly in writing of such claim, suit or proceeding and gives Kx authority to proceed as contemplated herein, and, at Kx’s expense, shall give Kx proper and full information and assistance to settle and/or defend any such claim, suit or proceeding.

9.2    Kx Options. In the event that (i) the Licensed Software is held to infringe the rights of a third party and the use of the Licensed Software is enjoined, (ii) Kx concludes that the Licensed Software infringes the rights of a third party, or (iii) in the case of settlement as referred to in section 9.1 above, Kx will, if possible on commercially reasonable terms, at its own expense and option: (a) procure for Appian the right to continue to use the Licensed Software,(b) replace the infringing components of the Licensed Software with other components with the same or similar functionality that are reasonably acceptable to Appian, or (c) suitably modify the Licensed Software so that it is non-infringing and reasonably acceptable to Appian. If none of the foregoing options are available to Kx on commercially reasonable terms, Kx may terminate this OEM Agreement without further liability to Appian except as provided in section 9.1 above. Appian will cooperate with Kx in the return of the Licensed Software.

9.3    Limitation. Notwithstanding the provisions of section 9.1 above, Kx assumes no liability for (i) infringements arising from combinations of the Licensed Software with non-Kx software or hardware products, including any of Appian’s products, (ii) modifications to the Licensed Software made by any party other than Kx or Kx’s authorized representative or made under Kx’s direction, (iii) use of a prior version of the Licensed Software to the extent such infringement would have been avoided by the use of the current version of the Licensed Software, provided that Kx has offered or provided such current version to Appian at no additional cost, or (iv) trademark infringements involving any marking or branding not applied by Kx or involving any marking or branding applied at the request of Appian and not approved by Kx.

9.4    Entire Liability. The foregoing provisions of this section 9 state the entire liability and obligations of Kx and the exclusive remedy of Appian with respect to any alleged infringement of patents, copyrights, trademarks or other intellectual property rights by the Licensed Software or any part thereof.

11.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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9.5    By Appian. Except for infringement claims covered by Kx’s indemnity in section 9.1, Appian agrees to indemnify and hold Kx harmless against any cost, loss, liability or expense (including attorneys’ fees) arising out of third party claims against Kx as a result of Appian’s (i) use of the Licensed Software to provide Hosting Services to any Appian Customer, (ii) representation of the Licensed Software in a manner inconsistent with Kx’s published Licensed Software description and warranties, or (iii) any use or distribution of the Licensed Software inconsistent with the terms of this OEM Agreement.

10.	LIMITATION OF LIABILITY AND DAMAGES

10.1    Limitation of Liability. OTHER THAN EXPRESSLY STATED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, LOSS OF USE, INTERRUPTION OF BUSINESS, LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OF ANY KIND UNDER ANY CAUSE OR ACTION (INCLUDING NEGLIGENCE), WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.2    Limitation of Damages. EXCEPT FOR THE PARTIES’ OBLIGATIONS UNDER SECTION 9 ABOVE OR APPIAN’S REPRODUCTION, USE OR DISTRIBUTION OF THE LICENSED SOFTWARE OUTSIDE THE SCOPE OF THE LICENSES AND RIGHTS GRANTED IN SECTION 4 ABOVE, EACH PARTY’S TOTAL LIABILITY FOR DAMAGES IN CONNECTION WITH THIS OEM AGREEMENT, WHETHER IN AN ACTION IN CONTRACT OR TORT OR ANY OTHER FORM OF ACTION, WILL IN NO EVENT EXCEED THE AMOUNT OF THE TOTAL LICENSE FEES ACTUALLY PAID TO KX BY APPIAN UNDER THIS OEM AGREEMENT.

11.	CONFIDENTIAL INFORMATION

11.1    Confidential Information. As used in this OEM Agreement, the term “Confidential Information” means (a) information disclosed in writing by one party to the other and marked confidential, (b) information disclosed orally by one party to the other and summarized in writing by the discloser and marked confidential within thirty (30) days of such oral disclosure, and (c) the Licensed Software and Documentation.

11.2    Non-Disclosure. Each party agrees that during the term of this OEM Agreement and for a period of five (5) years thereafter, it will treat as confidential all Confidential Information of the other party, will not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, will implement reasonable procedures to prohibit the disclosure, duplication, misuse or removal of the other party’s Confidential Information and will not disclose such Confidential information to any third party except as may be necessary and required in connection with the rights and obligations of such party under this OEM Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each party will use at least the same procedures and degree of care that it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this OEM Agreement, but in no event less than reasonable care.

12.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

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11.3    Exceptions. The foregoing restrictions will not apply to information that (a) is known to the receiving party at the time of communication to the receiving party, (b) has become publicly known through no wrongful act of the receiving party, (c) has been rightfully received from a third party authorized to make such communication without restriction, (d) has been independently developed by the receiving party, (e) has been approved for release by written authorization of the communicating party, or (f) is required by law to be disclosed; provided that if a party is required to disclose the other party’s Confidential Information pursuant to an order under law, the disclosing party shall give the party owning the Confidential Information sufficient notice of such disclosure to allow the owning party reasonable opportunity to object to and take necessary legal action to prevent such disclosure.

11.4    Disclosure of OEM Agreement Terms. Except as provided in section 12.3 below or as may be required by law, each party agrees not to publicize or disclose the terms of this OEM Agreement to any third party without the prior written consent of the other party, except that disclosure may be made to a party’s attorneys, investors, potential investors, investment bankers, lenders, accountants, employees and other representatives (in each case only where such persons or entities are under appropriate non-disclosure obligations) as is reasonably necessary.

11.5    Product Descriptions. Appian shall not publish any technical description of the Licensed Software beyond descriptions published by Kx.

12.	TRADEMARKS AND PUBLICITY

12.1    Trademark Use. During the term of this OEM Agreement, each party shall have the right to indicate to the public that Appian is an OEM distributor of the Licensed Software. Each party hereby grants the other party a non-exclusive, non-transferable, non-sublicensable license for the term of this OEM Agreement to use the other party’s trademarks in connection with the publicity permitted by this section 12. Nothing herein shall grant either party any right, title or interest in the other party’s trademarks. At no time during or after the term of this OEM Agreement shall either party challenge or assist others to challenge the other party’s trademarks or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of the other party.

12.2    Trademark Use Approval. All representations of a party’s trademarks that the other party intends to use shall first be submitted to the first party for approval (which shall not be unreasonably withheld) of design, color, and other details or shall be exact copies of those used by trademark owner. if a party’s trademarks are to be used in conjunction with another trademark, the trademark shall be presented equally legibly and equally prominently as theother, but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark.

12.3    Copyright and Other Ownership Notices. Whenever Appian is permitted to copy or reproduce all or any part of the Licensed Software or Documentation, all titles, trademark symbols, copyright symbols and legends, and other proprietary markings must be reproduced. Copyright legends shall be in the form “© Copyright [year] by Kx Systems, Inc. All rights reserved.” Appian agrees to maintain the Appian Computers and media on which the Licensed Software is copied in a secure place.

13.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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12.4    Limitation on Trademark Use. Notwithstanding anything else in this OEM Agreement, Appian may not use “Kx,” “Kdb” or “Kdb+” in any Appian Application product name except with the express written consent of Kx. If Kx grants such consent, the product name must make clear that it a Appian, not a Kx, product.

12.5    Required Notice. Each Appian Application will display the statement, “Powered by Kx” at the command line when a Kdb+ Software server is started. The Appian Application documentation must state the following: “[Appian Application name] is powered by Kdb+ software, which is owned by Kx Systems, Inc.”

13.	TERM AND TERMINATION

13.1    Termination of Original Agreement and Amendments Nos. 1-4. The Original Agreement and Amendments Nos. 1-4 are hereby terminated. Any provisions designated in the Original Agreement or Amendments Nos. 1-4 a surviving termination of those agreements shall continue in effect.

13.2    Term. This OEM Agreement shall commence on the Effective Date and shall continue until terminated as provided in this section 13.

13.3    Termination for Convenience. Appian may terminate this OEM Agreement at any time upon sixty (60) days written notice to Kx. Termination of this OEM Agreement by Appian shall in no way relieve Appian from its obligation to pay Kx any sums accrued or due prior to such termination. Specifically, Appian shall be obligated to make the annual [***] payment for the [***] payment year in which Appian terminates the OEM Agreement,

13.4    Termination for Cause. Either party may terminate this OEM Agreement at any time upon written notice to the other party if (i) the other party materially breaches any provision hereof and fails to cure such breach within thirty (30) days after receiving written notice of such breach, (ii) the other party becomes insolvent, (iii) the other party makes an assignment for the benefit of creditors, or (iv) if there are instituted by or against the other party proceedings in bankruptcy, reorganization, receivership or dissolution and such proceeding is not stayed or dismissed within sixty (60) days. Appian’s failure to pay any amount that is due to Kx hereunder within thirty (30) days after Kx gives Appian written notice of such non-payment shall be a material breach of this OEM Agreement. Provided further, however, except with respect to breaches arising out of: (a) Appian’s failure to pay amounts due under this OEM Agreement; (b) distribution of the Licensed Software in violation of Section 4.2; or (c) other violations of Kx’s intellectual property rights, should Appian initiate a dispute of Kx’s termination of this OEM Agreement under Section 14.3, Kx shall continue to issue license keys to the Licensed Software pursuant to Section 3 above until the earlier of the resolution of such dispute in Kx’s favor or six months from the date Kx could have terminated the OEM Agreement under the first sentence of this subsection.

13.5    Continued Support and Customer Use of Applications. Following termination, Appian may continue to support Appian Applications previously distributed to Customers, but Appian may not license Appian Applications to new Customers or license additional Licensed Cores to existing Customers. As to all on-going support of then-existing Appian Applications,

14.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

the terms of this OEM Agreement shall continue to apply. Upon any termination of this OEM Agreement, all licenses granted under section 4 above shall immediately terminate, except to the extent such licenses are necessary for Appian to support previously distributed Appian Applications.

13.6    Surviving Provisions of OEM Agreement. The provisions of section 5 (“Software Ownership Rights”), section 8 (“Limited Warranty”), section 9 (“Indemnification”), section 10 (“Limitation of Liability and Damages”), section 11 (“Confidential Information”), section 13 (“Term and Termination”) and Section 14 (“Additional Provisions”) shall survive the termination of this OEM Agreement for any reason. All other rights and obligations of the parties shall cease upon termination of this OEM Agreement.

14.	ADDITIONAL. PROVISIONS

14.1    Independent Contractors. The parties to this OEM Agreement are independent contractors. Nothing contained herein or done pursuant to this OEM Agreement shall constitute either party being the agent or employee of the other party for any purpose, or constitute the parties as partners or joint venturers. Neither party shall create or assume any obligation on behalf of the other party for any purpose whatsoever, unless such other party expressly agrees to such an obligation in writing.

14.2    Governing Law. This OEM Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without reference to conflict of laws principles and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

14.3    Arbitration of Disputes. Any dispute, claim or controversy arising out of or relating to this OEM Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this OEM Agreement to arbitrate, shall be determined by arbitration in Santa Clara County, California before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Streamlined Arbitration Rules and Procedures. The arbitrator may allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party. Nothing in this OEM Agreement will be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as is necessary to protect either party’s name, proprietary information, trade secrets, know-how, or any other intellectual property rights. Because both parties to this OEM Agreement have had the opportunity to negotiate individual provisions of this OEM Agreement, the parties agree that any arbitrator or court shall not construe any ambiguity that may exist in this OEM Agreement against a party on the basis of that party having drafted the OEM Agreement.

14.4    Exclusive Jurisdiction. The parties agree that all disputes arising among them related to this OEM Agreement, whether arising in contract, tort, equity or otherwise, which for any reason are not subject to binding arbitration as provided in section 13.3 above, shall be resolved only in the United States Federal Courts in the Northern District of California or California State Courts located in Santa Clara County, California. Each party hereby waives any disputes it may have with respect to proper venue.

15.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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14.5    Notices. Any notice required or permitted to be given by either party under this OEM Agreement shall be in writing and shall be personally delivered or sent by certified or registered letter to the other party at the address set forth on the Front Page, or such new address and attention as may from time to time be supplied hereunder by the parties hereto. Notices sent by mail shall be deemed effective three business days after deposit, postage prepaid, in the mail.

14.6    Assignment and Successors. This OEM Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall assign any of its rights nor delegate any of its obligations under this OEM Agreement to any third party without the express written consent of the other, provided that consent shall not be required in connection with the reorganization or merger of a party or the sale of such party‘s business or all or substantially all of its assets to a third party.

14.7    Force Majeure. Nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts, orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party.

14.8    Waiver. The waiver by either party of a breach or right under this OEM Agreement will not constitute a waiver of any other or subsequent breach or right.

14.9    Amendment. This OEM Agreement may be amended or modified only in a written document signed by authorized representatives of Kx and Appian.

14.10    Severability and Counterparts. If any provision of this OEM Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed from the remainder of this OEM Agreement, which will remain in full force and effect. This OEM Agreement may be signed in counterparts, which together constitute one instrument.

End of General Terms

16.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH

OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A

COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

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